EXHIBIT 31.1

SECTION 302 CERTIFICATION

I, J. E. Eisemann, IV, certify that:

1. I have reviewed this annual report on Form 10-KSB of The Republic Corporation (Small Business Issuer);

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Small Business Issuer and have:

a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b) Evaluated the effectiveness of the Small Business Issuer’s disclosure controls and procedures and presented in this annual report my conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this annual report based on such evaluation; and

c) Disclosed in this annual report any change in the Small Business Issuer’s internal control over financial reporting that occurred during the Small Business Issuer’s most recent fiscal quarter (the Small Business Issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Small Business Issuer’s internal control over the financial reporting and;

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the Small Business Issuer’s auditors and audit committee of the Small Business Issuer’s board of directors (or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to affect the Small Business Issuer’s ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Small Business Issuer’s internal control over financial reporting.

Date: March 31, 2005	/s/ J. E. Eisemann, IV
J. E. Eisemann, IV
Chairman of the Board, Director, Chief Executive Officer,
Chief Financial and Accounting Officer